UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Sezzle Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:

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251 1st Ave N, Suite 200, Minneapolis, MN 55401
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
SUNDAY, APRIL 23, 2023 [US TIME] / MONDAY, APRIL 24, 2023 [AU TIME]

TO THE STOCKHOLDERS OF SEZZLE INC.:

Please take notice that a special meeting of stockholders (including any adjournment or postponement thereof, the “Meeting”) of Sezzle Inc. (the “Company”) will be held on Sunday, April 23, 2023 at 7:30 pm (US Central Daylight Time) [Monday, April 24, 2023 at 10:30 am (Australian Eastern Standard Time)], via virtual meeting conducted exclusively online via live webcast at www.meetnow.global/M2HV2CP, for the following purpose, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.    To approve an amendment of the Company’s Fourth Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of its common stock (Common Stock) at a ratio of not less than one-for-five (1:5) and not more than one-for-fifty (1:50), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors (the “Reverse Stock Split”), and without change to the total number of authorized shares of capital stock of the Company.

Pursuant to due action of the Board of Directors, stockholders of record on Thursday, March 23, 2023 at 5:00 pm (US Central Daylight Time) [Friday, March 24, 2023 at 8:00 am (Australian Eastern Standard Time)] will be entitled to vote at the Meeting or any adjournments thereof (Stockholders).

This Notice is accompanied by a Proxy Statement, Explanatory Notes, a Proxy Form and CDI Voting Instruction Form, which all form part of this Notice.

Terms and abbreviations used in this Notice, including the Proxy Form and CDI Voting Instruction Form are defined in Schedule One - Glossary, attached to this Notice.

The Proxy Statement is also available to you on the Internet. To view the proxy materials on the Internet, visit investors.sezzle.com.

We encourage you to review all of the important information contained in the proxy materials before voting.

Minneapolis, Minnesota March 30, 2023	By Order of the Board of Directors
/s/ Charles Youakim
Charles Youakim
Chief Executive Officer

i

IMPORTANT INFORMATION

Record Date
You are entitled to notice of, and to vote at, the Meeting if you were a Stockholder on Thursday, March 23, 2023 at 5:00 pm (US Central Daylight Time) [Friday, March 24, 2023 at 8:00 am (Australian Eastern Standard Time)] (the “Record Date”).
Voting by Proxy
Whether or not you plan to participate in the Meeting, you can ensure that your shares of Common Stock are represented at the Meeting by promptly completing, signing and returning the Proxy Form or voting and submitting your Proxy Form online, in each case in accordance with the instructions on the Proxy Form, as soon as possible. If you later decide to participate in the Meeting virtually, you may withdraw your proxy and vote virtually during the Meeting.
Holders of our CDIs on the Record Date are entitled to receive notice of, and to attend, the Meeting or any adjournment or postponement of the Meeting and may instruct the Company’s CDI depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to appoint as the proxy of CDN such holder, some other entity, or the Chairman, to vote the Common Stock underlying such holders’ CDIs by following the instructions set forth on the enclosed CDI Voting Instruction Form or available online at www.investorvote.com/SEZZ. Doing so permits CDI holders to instruct CDN or another designated proxy to vote on their behalf in accordance with their written instructions.
Forward Looking Statements
This Notice and the Proxy Statement and accompanying materials may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and include statistical data, market data and other industry data and forecasts, which we obtained from market research, publicly available information and independent industry publications and reports that we believe to be reliable sources. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “expect,” “estimate,” “may,” “might,” “will,” “could,” “can,” “shall,” “should,” “would,” “leading,” “objective,” “intend,” “contemplate,” “design,” “predict,” “potential,” “plan,” “target” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties, and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC.
The Company expressly disclaims any obligation to update or alter any statements as a result of new information, future events or otherwise, except as required by law. While the Company believes that the expectations reflected in the forward-looking statements are reasonable, neither the Company nor any other person gives any representation, assurance or guarantee that the occurrence of an event expressed or implied in any forward-looking statements in this Notice and its accompanying documents will actually occur.
Disclaimer
No person is authorized to give any information or make any representation in connection with respect to the subject matter of any item which is not contained in this Notice or its accompanying documents. Any information which is not contained in this Notice or accompanying documents may not be relied on as having been authorized by the Company or the Board.
Responsibility for information
The information contained in this Notice and its accompanying documents has been prepared by the Company and is the responsibility of the Company. A copy of the Notice and its accompanying documents has been provided to ASX. Neither ASX nor any of its officers take any responsibility for the contents of the Notice or the accompanying documents.
Electronic copy
An electronic copy of this Notice and accompanying documents is available on the ASX website and also on the Company’s website at investors.sezzle.com.

ii

Virtual Meeting
Due to the ongoing coronavirus (COVID-19) pandemic, the Meeting will be conducted virtually using an online meeting platform accessible at www.meetnow.global/M2HV2CP.
Stockholders will not be able to attend the Meeting in person. Stockholders, proxyholders, attorneys and authorized corporate representatives must log into the online Meeting platform to participate in the Meeting. By participating in the Meeting online, you will be able to:
•hear the Meeting discussion; and
•vote during the Meeting.
We recommend logging into the online Meeting platform at least 15 minutes prior to the scheduled start time for the Meeting using the instructions below:
Access: Once the webpage above has loaded into your web browser, click “JOIN MEETING NOW.” Then select Shareholder on the login screen and enter your Control Number, or if you are an appointed proxy, select “Invitation” and enter your Invite Code.

If you have trouble logging in, contact the virtual hosting company using the telephone number provided at the bottom of the screen.

Important Notice for Street Name Holders: Street Name Holders (Stockholders who hold their Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxy will not be able to participate at the Meeting. Street Name Holders that wish to attend and participate should follow the instructions on the voting information form and in the management information circular relating to the Meeting to appoint and register themselves as proxy, otherwise you will be required to login as a guest to attend the Meeting.

If you are a guest: Select “Guest” on the login screen. As a guest, you will be prompted to enter your name and email address. Please note, guests will not be able to vote at the Meeting.
Online voting will be open between the commencement of the Meeting and the time at which the Chairman announces voting closure.
You may still attend the Meeting virtually if you have completed a Proxy Form, but in that case, you will not vote direct; rather, the person you have appointed as proxy will cast your vote on your behalf.
Stockholders will not have an opportunity to submit questions during the Meeting. However, Stockholders are encouraged to submit any questions in advance of the Meeting to the Company. Questions must be submitted in writing to the Company by email to jclyne@clynecorporate.com.au at least 5 business days prior to the Meeting. The Chair will attempt to respond to the questions during the Meeting. Stockholders are limited to a maximum of two questions each.
IMPORTANT: To assure that your Shares are represented at the Meeting, please vote (or, direct your broker, bank or nominee or our CDI depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote) your Shares over the telephone, via the Internet or by marking, signing, dating and returning the enclosed proxy card or applicable voting instruction form to the address specified. If you attend the Meeting virtually, you may choose to vote while attending the Meeting virtually even if you have previously voted your Shares, except that Street Name Holders and CDI holders may only instruct their broker, bank or nominee or CDN to vote on their behalf by following the instructions on the enclosed applicable voting instruction form. Street Name Holders and CDI holders may not vote virtually at the Meeting unless a valid proxy has been obtained from their broker, bank or nominee or CDN, as the case may be, with respect to their ownership interests.

iii

TABLE OF CONTENTS

Questions and Answers About the Proxy Materials and Voting	1
Explanatory Notes	5
Approval of Reverse Stock Split	5
Certain Information About Our Common Stock	12
Householding of Materials	14
Schedule One - Glossary	15
Appendix A - Form of Certificate of Amendment	16

SEZZLE INC.

PROXY STATEMENT
2023 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
SUNDAY, APRIL 23, 2023 [US TIME] / MONDAY, APRIL 24, 2023 [AU TIME]

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

The Board of Directors of Sezzle Inc. (“Sezzle” or the “Company”) is soliciting proxies for use at the Special Meeting of stockholders of the Company (“Meeting”) to be held virtually and not in person, on Sunday, April 23, 2023 at 7:30 pm (US Central Daylight Time) [Monday, April 24, 2023 at 10:30 am (Australian Eastern Standard Time)], and any adjournment or postponement of the Meeting. This Proxy Statement accompanies the Notice and has been prepared to assist Stockholders in determining how to vote on the business at the Meeting. This Proxy Statement is intended to be read in conjunction with the Notice and the Explanatory Notes. If you were a Stockholder as of Thursday, March 23, 2023 at 5:00 pm (US Central Daylight Time) [Friday, March 24, 2023 at 8:00 am (Australian Eastern Standard Time)] (the “Record Date”), you are invited to attend the Meeting and vote on the Reverse Stock Split as contained in the Notice and as described below. Those persons holding CDIs as of the Record Date are entitled to receive notice of and to attend the Meeting as a guest, and may instruct CHESS Depositary Nominees Pty Ltd (“CDN”) to appoint as proxy of CDN such holder, some other entity, or the Chairman, to vote the Common Stock underlying such holders’ CDIs by following the instructions set forth on the enclosed CDI Voting Instruction Form or available online at www.investorvote.com/SEZZ.
What is the purpose of the Meeting?
At the Meeting, Stockholders are invited to consider approval of the Reverse Stock Split, as outlined in the Notice. A detailed explanation of the proposed Reverse Stock Split, including the proposed text of the applicable resolution and reasons for why approval is being sought by the Company, is contained in the Explanatory Notes.
Who is entitled to vote at the Meeting?
If you were a Stockholder, either as a Stockholder of Record or as a Street Name Holder, at the Record Date, you may vote your shares at the Meeting.
As of the Record Date, there were 208,309,998 shares of Common Stock outstanding (equivalent to 206,647,595 CDIs and 1,662,403 unconverted Shares), all of which are entitled to vote at the Meeting. Each holder of Common Stock has one vote for each Common Stock held at the Record Date. Each CDI holder is entitled to direct CDN to vote one Common Stock for every CDI held by the CDI holder.

How can I attend the Meeting?
All of our Stockholders and CDI holders are invited to attend the Meeting.
Holders can watch and participate in the meeting virtually via the online platform by visiting www.meetnow.global/M2HV2CP.

Access: Once the webpage above has loaded into your web browser, click “JOIN MEETING NOW.” Then select “Shareholder” on the login screen and enter your Control Number, or if you are an appointed proxy, select “Invitation” and enter your Invite Code.

If you have trouble logging in, contact the virtual hosting company using the telephone number provided at the bottom of the screen.

Important Notice for Non-Registered Holders: Non-registered holders (Stockholders who hold their shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxy will not be able to participate at the Meeting. Non-registered holders that wish to attend and participate should follow the instructions on the voting information form and in the management information circular relating to the Meeting to appoint and register themselves as proxy, otherwise you will be required to login as a guest to attend the Meeting.

If you are a guest: Select “Guest” on the login screen. As a guest, you will be prompted to enter your name and email address. Please note, guests will not be able to ask questions or vote at the Meeting.

Please refer any additional questions about logging in and participating in the meeting to the Company’s Australian Company Secretary, Justin Clyne at jclyne@clynecorporate.com.au.
How many Shares must be present to hold the Meeting?
In accordance with the By-laws and Certificate of Incorporation, the holders of a majority of the Shares issued and outstanding and entitled to vote (whether unconverted or represented by CDIs) must be present at the Meeting in order to hold the Meeting and conduct business. Shares are counted as present at the Meeting if:
(a)    you are a Stockholder of Record and either:
(i)    you are present and vote virtually at the Meeting; or
(ii)    you have properly and timely submitted your proxy as prescribed in the Proxy Form; or
(b)    you are a CDI holder and you have properly and timely submitted your CDI Voting Instruction Form.
What is the difference between a Stockholder of Record and a Street Name Holder?
If you own Shares registered directly in your name with our U.S. Share Registry, Computershare Trust Company, N.A., you are considered the Stockholder of Record with respect to those Shares. As a Stockholder of Record, you have the right to grant your voting proxy directly to the Company or to vote virtually at the Meeting.
If your Shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the Stockholder of Record with respect to those Shares, and your Shares are said to be held by you in "street name." You are considered the beneficial owner, and Street Name Holder, of those Shares. In that case, this notice was forwarded to you by that organization. Street Name Holders generally cannot vote their Shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their Shares using the method described below under the section of this Proxy Statement titled ‘How do I vote my Common Stock?’. Since a Street Name Holder is not the Stockholder of Record, you may not vote your Shares in person at the Meeting unless you obtain a "legal proxy" from the broker, bank, trustee, or nominee that holds your Shares giving you the right to vote the Shares at the meeting.
CDN is the Stockholder of Record for all Shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive notice of and to attend the Meeting as a guest, and may direct CDN to vote at the Meeting by using the method described under the section of this Proxy Statement titled ‘How do I vote my CDIs?’.
How do I vote my Common Stock?
If you are a Stockholder of Record, there are three ways to vote:
(a)    by completing, signing and returning the Proxy Form in accordance with its instructions;
(b)    virtually via the webcast at the Meeting; or
(c)    online in accordance with the instructions on the Proxy Form.
Stockholders of Record should not complete the CDI Voting Instruction Form for such Shares. Valid proxies must be received by the Share Registry prior to the Chairman announcing that the polls are closed at the Meeting.
If you hold your Common Stock as a Street Name Holder, you must vote your Common Stock in the manner prescribed by your broker, bank, trust or other nominee, which is similar to the voting procedures for Stockholders of Record. You will receive a voting instruction form to use in directing the broker, bank, trust or other nominee how to vote your Common Stock.
How do I vote my CDIs?
If you are a CDI holder, you must take one of the following actions in order to vote at the Meeting:

(a)    instruct CHESS Depositary Nominees Pty Ltd, or CDN, as the Stockholder of Record, to vote the Common Stock underlying your CDIs pursuant to your instructions in the CDI Voting Instruction Form; or
(b)    inform the Company that you wish to nominate yourself or another person to be appointed as CDN’s proxy with respect to the Common Stock underlying your CDIs for the purposes of attending and voting at the Meeting by completing the CDI Voting Instruction Form.

Each CDI represents one Share of Common Stock. Therefore, each CDI holder will be entitled to direct one vote for every CDI they hold.

Completed CDI Voting Instruction Forms must be provided to CDN no later than 10:30 am (Australian Eastern Standard Time) on Monday, April 17, 2023 [7:30 pm (Central Daylight Time) on Sunday, April 16, 2023].

What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, it means that you hold Common Stock and/or CDIs registered in more than one account. To ensure that all of your Common Stock and/or CDIs are voted, please submit proxies or voting instructions for all of your Common Stock and/or CDIs in accordance with the foregoing instructions.

Voting Requirements
You may vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to approve the proposed Reverse Stock Split. The affirmative vote of a majority of Shares of Common Stock entitled to vote at the Meeting is required for the approval of the Reverse Stock Split. Abstentions have the same effect as a vote “AGAINST” the proposal.

How does the Board recommend that I vote?
The Board recommends that you vote “FOR” the approval of the Reverse Stock Split.

Can any other business be conducted at the Meeting?
No business may be transacted at the Meeting other than considering approval of the Reverse Stock Split as specified in the Notice to which this Proxy Statement is attached.

What happens if the Meeting is adjourned?
The Meeting may be adjourned by the Chairman for the purposes of, among other things, soliciting additional proxies. In the absence of a quorum of any class of stock entitled to vote on a matter, an adjournment may be made from time to time with the approval of the affirmative vote of the holders of a majority of outstanding shares of such class present in person or represented by proxy and entitled to vote on such matter at the Meeting. The Company is required to notify Stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned Meeting. Except as described above, notice is not required for an adjourned Meeting if the time, place and means of remote communication for the adjourned Meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.

Can I change my vote after submitting my proxy?
If you are a Stockholder of Record, you may change your vote at any time before the proxy is voted at the Meeting by:
(a)    submitting a later-dated proxy online before commencement of the Meeting;
(b)    submitting a later-dated proxy to the Company, which must be received before commencement of the Meeting;
(c)    sending a written notice of revocation to the Company, which must be received before commencement of the Meeting; or
(d)    by attending the virtual Meeting and voting online. Attendance at the virtual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote online at the Meeting.
If you are a CDI holder and you direct CDN to vote by completing and returning the CDI Voting Instruction Form, you may revoke those instructions by delivering a written notice of revocation to the Share Registry bearing a later date than the CDI Voting Instruction Form previously sent, provided the notice of revocation is received before 10:30am (Australian Eastern Standard Time) on Monday, April 17, 2023 [7:30 pm (Central Daylight Time) on Sunday, April 16, 2023].

Are there foreign ownership restrictions?
CDIs were offered and issued in reliance on the exemption from U.S. registration contained in Regulation S of the U.S. Securities Act of 1933, as amended (the “Securities Act”) for offers of securities that are, among other things, made outside the U.S. Accordingly, at this time, the CDIs have not been registered under the Securities Act or the laws of any state or other jurisdiction in the U.S. As a result of the Company’s offering relying on the Regulation S exemption, the CDIs are currently “restricted securities” under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person for the foreseeable future except in very limited circumstances after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a ‘FOR US’ designation on ASX. This designation restricts any CDIs from being sold on ASX to US persons. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.
Who is paying for this proxy solicitation?
We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to Street Name Holders.
Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.
How can I find out the voting results?
We expect to announce preliminary voting results at the Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting, and will also be published on the ASX on the same day as the Meeting.
When are stockholder proposals due for the 2023 annual general meeting of stockholders?
Proposals by Stockholders, including director nominations, that are submitted for inclusion in our proxy statement for our 2023 annual meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and our By-laws. To be timely under our By-laws, a stockholder proposal must have been received by our Secretary at 251 1st Ave N, Suite 200, Minneapolis, MN 55401, not earlier than the close of business on January 31, 2023 (US Central Daylight Time), and no later than March 2, 2023 at (US Central Daylight Time). However, if the date of our 2023 annual stockholders’ meeting is changed by more than 30 days from May 31, 2023, then the deadline for submitting a stockholder proposal will be no later than 10 days after the day on which the date of the 2023 annual meeting is first disclosed in a press announcement or in a document we publicly file or furnish with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Notices of stockholder proposals and stockholder nominations for directors must comply with the informational and other requirements set forth in our By-laws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the stockholders and our Company in this area, any stockholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

EXPLANATORY NOTES

Approval of Reverse Stock Split
Proposed Resolution: “That the Company’s fourth restated certificate of incorporation shall be amended to effect a reverse stock split of the outstanding shares of its common stock at a ratio of not less than one-for-five (1:5) and not more than one-for-fifty (1:50), with the exact ratio to be set at a whole number within this range as determined by the Company’s Board of Directors, and without change to the total number of authorized shares of capital stock of the Company.”
Our Board has approved a proposal to amend our Certificate of Incorporation to effect a reverse stock split of the Common Stock, as described below (the “Reverse Stock Split”). The form of certificate of amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement.

The authorized capital stock of the Company currently consists of (i) 750,000,000 shares of Common Stock, US$0.00001 par value per share (“Common Stock”), (ii) 300,000,000 shares of Common Prime Stock, US$0.00001 par value per share (“Common Prime Stock”) and (iii) 750,000,000 shares of Preferred Stock, US$0.00001 par value per share (“Preferred Stock”). The Reverse Stock Split will not change the total number of authorized shares of the Common Stock, Common Prime Stock or Preferred Stock.

As of the Record Date, there were 208,309,998 shares of Common Stock issued and outstanding, and no shares of Prime Common Stock or Preferred Stock issued and outstanding.

The Reverse Stock Split proposed resolution (if approved by Stockholders) permits (but does not require) the Board to effect a reverse stock split of the Company’s Common Stock by a ratio of not less than one-for-five (1:5) and not more than one-for-fifty (1:50), with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion, in any case no later than December 31, 2023. We believe that enabling the Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our Stockholders.

In determining a ratio, the Board may consider, among other things, factors such as:

•The initial listing requirements of the Nasdaq stock market;
•the applicable ASX Listing Rules;
•the historical trading price and trading volume of our Common Stock and CDIs;
•the number of shares of our Common Stock outstanding;
•the then-prevailing trading price and trading volume of our Common Stock and CDIs and the anticipated impact of the Reverse Stock Split on the trading market(s) for our Common Stock and CDIs;
•the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•prevailing general market and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split, even after Stockholder approval, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the Company’s best interests and the best interests of our stockholders.

Depending on the ratio for the Reverse Stock Split determined by the Board, no less than five (5) and no more than fifty (50) shares of existing Common Stock, as determined by the Board, will be combined into one share of Common Stock. The amendment to the Certificate of Incorporation to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by the Board to be in the best interests of our Stockholders and all of the other proposed amendments at different ratios will be abandoned.

The Reverse Stock Split will not change the total number of authorized shares of the Common Stock, Common Prime Stock or Preferred Stock. As a result of the Reverse Stock Split, we will have more authorized shares available for issuance than we currently have. Therefore, a risk exists that current stockholder value may be further diluted after the Reverse Stock Split by our issuance of additional shares of Common Stock. For example, the current net tangible book value per share would be diluted if additional shares of Common Stock are issued without a simultaneous increase in the net book value of our assets. The Reverse Stock Split is not being proposed in response to any known effort to accumulate our Common Stock or obtain control of the Company, nor is it part of any plan, understanding, agreement or commitment by us to issue additional shares.

The Reverse Stock Split will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or a later date specified in such amendment (the “Split Effective Time”). The exact timing of the filing of the certificate of amendment, and the Split Effective Time, will be determined by the Board based on its evaluation as to when the Board believes that such action will be the most advantageous to us and our Stockholders.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Future Nasdaq Listing

The primary purpose for the Reverse Stock Split is to increase the market price per share of our Common Stock to enhance our ability to meet the initial listing requirements of The Nasdaq Stock Market, particularly the Nasdaq Global Market tier. The Reverse Stock Split would increase the market price of our Common Stock, and may facilitate increased trading of our Shares or reduce costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in our and our Stockholders’ best interests.

We believe that a listing of our Common Stock on a tier of the Nasdaq Stock Market would better support and maintain the liquidity of our Common Stock (and CDIs). Such listing would permit trading of our Common Stock by U.S. Persons, who may experience difficulty in purchasing or selling CDIs. By accessing the U.S. markets for our Common Stock, we believe our investors would see increased liquidity for our Common Stock. We also operate primarily out of the U.S., where the Nasdaq Stock Market is based, and believe that such operations, and our brand recognition in the U.S., may promote trading on the Nasdaq Stock Market.

Effecting the Reverse Stock Split would reduce our total shares of Common Stock issued and outstanding, which the Board believes will increase the market price per share of our Common Stock and therefore, better enable us to qualify for the Nasdaq Capital Market. While there are other requirements for listing on the Nasdaq Global Market, a minimum bid price of $4.00 must be achieved before we may be able to qualify our Common Stock for listing. However, the effect of the Reverse Stock Split on the market value of our Common Stock and CDIs cannot be predicted with any certainty, and there can be no assurance that the market price per post-split Share will either exceed or remain in excess of the $4.00 minimum bid price for a sustained period of time. The Reverse Stock Split itself does not affect our market value, and the market price of our Common Stock (and CDIs) may also be based on other factors that are unrelated to the number of Shares outstanding, including our future performance and evolving market and regulatory perspectives on our industry.

There is no guarantee that we will be able to successfully satisfy the various initial listing requirements of the Nasdaq stock market to list our Common Stock on any tier of the Nasdaq stock market on a timely basis, or at all. The Board may also determine on or after the date of the Meeting or effectuating the Reverse Stock Split that such listing of our Common Stock is no longer desirable and the Company may cease efforts at any time to list our Common Stock on any tier of the Nasdaq stock market.

The listing of our Common Stock on a tier of the Nasdaq Stock Market will have no immediate effect on the ability of our holders of CDIs from continuing to trade our CDIs on the ASX. If our Common Stock is listed on a tier of the Nasdaq Stock Market in the future, the Company intends to periodically evaluate the feasibility, time and costs involved in maintaining a dual listing of the Common Stock on the Nasdaq Stock Market and the CDIs on the ASX. The Company may in the future determine that a dual listing is not in the best interests of the Company, and in such event, the Board will determine the exchange on which the Common Stock or CDIs should remain listed and provide Stockholders a process by which they will be able to continue holding their equity in the Company (whether as CDIs or Common Stock, as applicable) on such exchange.

Other Reasons

Additionally, we believe that the Reverse Stock Split will make our Common Stock (and CDIs) more attractive to a broader range of institutional and other investors, as we believe that the current market price of our Common Stock (and CDIs) may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in lower-priced stocks or tend to discourage individual brokers from recommending lower-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in lower-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the Share (or CDI) price than commissions on higher-priced stocks or CDIs, the current average price per share of Common Stock (or CDIs) can result in individual Stockholders paying transaction costs representing a higher percentage of their total Share value than would be the case if the Share (or CDI) price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock (and CDIs) a more attractive and cost-effective investment for investors, which should enhance liquidity for the holders of our Common Stock and CDIs.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per-Share market price of our Common Stock and CDIs. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock (and CDIs). As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock (or CDIs) will increase (proportionately to the reduction in the number of shares of our Common Stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our Common Stock (or CDIs) will not decrease in the future. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split could be lower or higher than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

If Stockholder approval is obtained to effect the Reverse Stock Split, the Board will have the authority to implement the Reverse Stock Split on or before December 31, 2023. However, the Board reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Certificate of Incorporation, the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our Stockholders to proceed with the Reverse Stock Split. As noted above, the Reverse Stock Split will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or a later date specified in such amendment (being the Split Effective Time). The exact timing of the filing of the certificate of amendment, and the Split Effective Time, will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our Stockholders.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by the Board, a minimum of five (5) and a maximum of fifty (50) shares of existing Common Stock will be combined into one new share of Common Stock. The actual number of Shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by the Board. Based on 208,309,998 shares of Common Stock issued and outstanding as of the Record Date, immediately following the Reverse Stock Split, the Company would have approximately 41,662,000 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-five (1:5), and approximately 4,166,200 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-fifty (1:50). Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) following the transaction between approximately 4,166,200 and 41,662,000 Shares. Fractional Shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split Common Stock to any Stockholder who would have been entitled to receive a fractional share of common stock as a result of the Reverse Stock Split.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in us, except to the extent the Reverse Stock Split would result in fractional shares, as described above. In addition, the Reverse Stock Split will not affect any Stockholder’s proportionate voting power, except to the extent the Reverse Stock Split would result in fractional shares, as described above.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell on a trading exchange, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 Shares.

After the Split Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Street Name Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat Shares held by Street Name Holders through a bank, broker, custodian or other nominee in the same manner as Stockholders of Record whose Shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock as Street Name Holders. However, these banks, brokers, custodians or other nominees may have different procedures than Stockholders of Record for processing the Reverse Stock Split. Street Name Holders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., Stockholders who hold Shares that are registered on the transfer agent’s books and records)

Our Stockholders of Record hold some or all of their Shares electronically in book-entry form with the Share Registry, and do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of Shares registered in their accounts. Stockholders who hold shares electronically in such book-entry form with the Share Registry will not need to take action (the exchange will be automatic) to receive Shares of post-Reverse Stock Split Common Stock. After the Split Effective Time, such Stockholders will receive an updated statement reflecting the number of Shares registered in their account as a result of the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding CDIs

The 1:1 Share-to-CDI ratio will not be affected by the Reverse Stock Split.

Based on the Reverse Stock Split ratio determined by the Board, the number of issued and outstanding CDIs will be proportionately reduced by the same ratio, subject to rounding. Where the number of Common Stock or CDIs held by a Stockholder or CDI holder as a result of the Reverse Stock Split includes any fraction of a Common Stock or a CDI, those fractions are to be rounded up to the nearest whole number.

The existing Common Stock held by CDN on behalf of CDI holders will be replaced with new Common Stock, and CDI holders will receive a minimum of 0.02 and a maximum of 0.20 CDIs for every one CDI held before the Reverse Stock Split. CDI holders will receive a new holding statement or confirmation advice from the Company’s CDI Registry, Computershare Investor Services Pty Limited, for the number of CDIs held following completion of the Reverse Stock Split.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per-Share exercise price and the number of Shares issuable upon the exercise or conversion of all outstanding options, restricted stock awards, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split, as was the case immediately preceding the Reverse Stock Split. The number of Shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted. The number of Shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board.

As required under the ASX Listing Rules, the rights of an option holder will be changed to the extent necessary to comply with the ASX Listing Rules.

The number of Shares or CDIs issuable upon exercise or conversion of outstanding options, restricted stock awards, warrants and convertible or exchangeable securities entitling will be rounded up to the next whole Share or CDI and no cash payment will be made in respect of such rounding.

No Appraisal Rights

The Reverse Stock Split will not create any appraisal rights for any Stockholders under Delaware law.

Accounting Matters

This proposed amendment to the Certification of Incorporation will not affect the par value of our Common Stock per share. As a result, as of the Split Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per-Share net income or loss will be higher after the Split Effective Time because there will be fewer Shares of Common Stock outstanding.

Fractional Shares

The Board does not intend to issue fractional shares in connection with the Reverse Stock Split.

Stockholders and CDI holders who would otherwise hold fractional shares or CDIs (because the number of Shares or CDIs they hold immediately prior to the Split Effective Time is not evenly divisible by the Reverse Stock Ratio) will have all such Shares or CDIs issuable to such stockholder or CDI holder aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional Share or CDI. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a Share or CDI to such holder, the Company will, in lieu of issuing any fractional Share or CDI, round up to the nearest whole number of Shares and CDIs in order to bring the number of Shares and CDIs held by such holder up to the next whole number of Shares or CDIs.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary is for general information only, is not tax advice, and is not intended to constitute a complete description of all tax consequences relating to the Reverse Stock Split.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a U.S. holder who hold their Shares as a capital asset. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Common Stock, that is, for U.S. federal income tax purposes:

•an individual who is a citizen or resident, as defined in Code Section 7701(b), of the United States;
• a corporation or partnership, or other entity treated as a corporation or partnership for U.S. federal income tax purposes, created or organized in or under the laws of the United States, or any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special tax treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons hold our Common Stock as other than “capital assets” within the meaning of Section 1221 of the Code. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our

Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The information in this summary is based on the provisions of the Internal Revenue Code of 1986, as amended, final and temporary U.S. Treasury regulations, administrative interpretations and practices of the Internal Revenue Service, including its practices and policies as endorsed in private letter rulings, which are not binding on the Internal Revenue Service except in the case of the taxpayer to whom a private letter ruling is addressed, and existing judicial authority, all as in effect as of the date of this Proxy Statement. Future legislation, regulations, administrative interpretations, and court decisions could change current law or adversely affect existing interpretation of current law. Any change could apply retroactively. We have not obtained, and do not anticipate obtaining, any ruling from the Internal Revenue Service concerning the tax treatment of the Reverse Stock Split. Thus, it is possible that the Internal Revenue Service could challenge the statements in this summary, which do not bind the Internal Revenue Service or the courts, and that a court could agree with the Internal Revenue Service.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a tax-free recapitalization for U.S. federal income tax purposes. Therefore, a Stockholder generally will not recognize gain or loss on the Reverse Stock Split, except for a Stockholder receiving an additional Share of Common Stock in lieu of a fractional share (as described below). The aggregate tax basis of the post-split Shares received will be equal to the aggregate tax basis of the pre-split Shares exchanged therefore, excluding the basis of the fractional share, and the holding period of the post-split Shares received will include the holding period of the pre-split Shares exchanged.

No gain, loss or dividend income will be recognized by us as a result of the Reverse Stock Split. A Stockholder who receives one whole share of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such Share over the fair market value of the fractional share to which the Stockholder was otherwise entitled. Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each Stockholder should not rely on the foregoing and should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

Material Australian Income Tax Consequences of the Reverse Stock Split

The summary of the material Australian income tax implications of the Reverse Stock Split in this section are general in nature.

Particular taxation implications will depend on the circumstances of each Stockholder. Stockholders should seek independent professional advice in relation to their tax position. The Company, its officers, employees and advisers, do not assume any liability or responsibility for advising securityholders about the tax consequences for them from the proposed Reverse Stock Split.

Subject only to rounding, there would be no change to the proportionate interests held by each Stockholders as a result of the Reverse Stock Split. For Stockholders who are not Australian residents and who hold Stockholders on capital account, no Australian capital gains tax (CGT) liability will arise as nonresident securityholders are generally only subject to CGT on Australian real property.

For Australian Stockholders, no capital gains tax event occurs as a result of the Reverse Stock Split, and the cost base and reduced cost base of the Share following the Reverse Stock Split will need to be determined by reference to their original security holding. The date of acquisition of the securities will remain the same for the Australian Stockholders.

Stockholder Vote Required

In order to be approved, the Reverse Stock Split must be approved by a majority of Shares entitled to vote either in person or by proxy at the Meeting.

Voting Exclusion Statement

There is no voting exclusion for the Reverse Stock Split.

Chairman’s Voting Intention

The Chairman of the Meeting intends to vote all available undirected proxies in favor of the Reverse Stock Split proposal.

Directors’ Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT.

Timetable

If the Reverse Stock Split proposed resolution is approved by Stockholders, the Reverse Stock Split is expected to take effect in accordance with the timetable set out in paragraph 7 of Appendix 7A of the ASX Listing Rules. The anticipated timetable for the Reverse Stock Split is set out below:

Event	Date (Australian time)
Stockholder meeting to approve the Reverse Stock Split proposed resolution	April 24, 2023 (Before T)
Announce Reverse Stock Split using an Appendix 3A.3	April 26, 2023 (Before T)
Announcement of approval of Reverse Stock Split (if approved)	April 26, 2023 (Before T)
Filing of Certificate of Amendment and Split Effective Time	April 26, 2023 (T)
Last day for trading in pre-Reverse Stock Split securities	April 27, 2023 (T+1)
Trading in securities post-Reverse Stock Split, on a deferred settlement basis, commences	April 28, 2023 (T+2)
Reverse Split Record Date Last day for the Company to register security transfers on a pre-Reverse Stock Split basis	May 1, 2023 (T+3)
First day for the Company to register security transfers on a Reverse Stock Split basis and first day for the Company to issue holding statements for Securities on a Reverse Stock Split basis	May 2, 2023 (T+4)
Last day for the Company to update its register and sending holding statements reflecting the change in holdings and to notify ASX this has occurred	May 8, 2023 (T+8)

*The above dates are indicative only and are subject to change.

CERTAIN INFORMATION ABOUT OUR COMMON STOCK

The following table sets forth, as of the Record Date, March 23, 2023, information regarding beneficial ownership of shares of our common stock, including common stock held through CDIs, by the following:

•each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
•each of our directors;
•each of our Named Executive Officers; and
•all current directors and executive officers, as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable by May 22, 2023 and shares subject to outstanding restricted stock units that vest by May 22, 2023. The officers, directors and principal stockholders supplied the information for this table. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information given to us by each of them, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 208,309,998 shares of our common stock, or common stock equivalent CDIs, outstanding on the Record Date. Unless otherwise indicated, we deem shares subject to options that are exercisable by May 22, 2023, and shares subject to outstanding restricted stock units that vest by May 22, 2023, to be outstanding and beneficially owned by the person holding the options or restricted stock units, as applicable, for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person. CDIs represent one share of our common stock.

Unless otherwise indicated on the table, the address of each of the individuals named below is: c/o Sezzle Inc., 251 1st Ave N, Suite 200, Minneapolis, MN 55401, USA.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Stockholders
HSBC Custody Nominees (Australia) Limited(1)	79,063,139	37.95%

Directors and Executive Officers
Mike Cutter(2)	250,000	*
Karen Hartje(3)	2,621,787	1.24%
Paul Lahiff(4)	250,000	*
Paul Paradis(5)	10,478,193	5.02%
Kathleen Pierce-Gilmore(6)	350,000	*
Paul Purcell(7)	9,939,407	4.77%
Charles Youakim(8)	88,837,733	42.55%
Amin Sabzivand(9)	1,381,188	*
All directors and executive officers	112,527,120	52.99%
*     Less than 1.0%
(1)74,936,393 of Mr. Charles Youakim’s shares are held of record through HSBC Custody Nominees (Australia) Limited, who is noted as a substantial shareholder of the Company and may be deemed a beneficial owner of the shares listed above. Please see Note 8 for more detail.
(2)Shares include options to purchase 250,000 shares of common stock that are exercisable or currently exercisable by May 22, 2023.
(3)Shares include options to purchase 2,594,375 shares of common stock that are exercisable or currently exercisable by May 22, 2023.
(4)Shares include options to purchase 200,000 shares of common stock that are exercisable or currently exercisable by May 22, 2023.
(5)Shares include options to purchase 468,750 shares of common stock that are exercisable or currently exercisable by May 22, 2023.
(6)Shares include options to purchase 97,222 shares of common stock that are exercisable or currently exercisable by May 22, 2023.

(7)All shares are owned by Continental Investment Partners, LLC. Mr. Purcell may be deemed to beneficially own such shares as a manager of Continental Investment Partners, LLC.
(8)Shares include 88,368,983 shares held by Mr. Youakim directly or through related entities (over which Mr. Youakim retains dispositive control) and family trusts. In addition, shares include options to purchase 468,750 shares of common stock.
(9)Shares include shares issuable upon the vesting of 964,807 RSUs that vest on or prior to May 22, 2023, as well as the exercise of options to purchase 355,626 shares of common stock that are exercisable or currently exercisable by May 22, 2023.

HOUSEHOLDING OF MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple Stockholders in each household unless otherwise instructed by such Stockholders. We will deliver promptly a separate copy of the Proxy Statement to any Stockholder upon written or oral request to our Corporate Secretary, at Sezzle Inc., 251 1st Ave N, Suite 200, Minneapolis, MN 55401, telephone: +1 (651) 504 5294. Any Company Stockholder wishing to receive separate copies of our proxy statements or annual reports to Company Stockholders in the future, or any Company Stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company Stockholder’s bank, broker, or other nominee record holder, or the Company Stockholder may contact us at the above address and phone number.

A separate copy of the Proxy Statement will be delivered to each CDI holder.

SCHEDULE ONE – GLOSSARY

Capitalized terms used in the Notice, Proxy Statement and Explanatory Notes have the following meanings unless the context otherwise requires:

ASX	ASX Limited ABN 98 008 624 691 or the securities market operated by it, as the context requires.
Board	Board of Directors of the Company.
By-laws	the third amended and restated by-laws of the Company
CDI	a CHESS Depositary Interest, representing a beneficial interest in one share of Common Stock.
CDI Registry	Computershare Investor Services Pty Limited ACN 078 279 277.
CDI Voting Instruction Form	the form that a CDI holder must submit that instructs CDN on how to vote the Common Stock underlying the CDIs, a template of which accompanies this Notice.
CDN	CHESS Depositary Nominees Pty Limited ACN 071 346 506
Certificate of Incorporation	fourth restated certificate of incorporation of the Company.
Chairman	chairman of the Meeting.
Common Stock	the common stock of the Company
Company or Sezzle	Sezzle Inc. ARBN 633 327 358.
Explanatory Notes	the explanatory notes that accompany this Notice.
Listing Rules	the listing rules of the ASX.
Meeting	the Company’s 2023 Special Meeting of stockholders, the subject of the Notice and Proxy Statement.
Notice	this notice of Meeting, including the Proxy Statement and the Explanatory Notes.
Proxy Statement	the proxy statement included in this Notice.
Record Date	Thursday, March 23, 2023 at 5:00 pm (US Central Daylight Time) [Friday, March 24, 2023 at 8:00 am (Australian Eastern Standard Time)]
Securities Act	the U.S. Securities Act of 1933, as amended.
Stockholder	a holder of Common Stock, including as Stockholder of Record or as the beneficial holder as a Street Name Holder or CDI holder.
Share Registry	Computershare Trust Company, N.A.
Shares	shares of Common Stock.
Stockholder of Record	a person who directly holds the Common Stock of the Company. For CDI holders, the Stockholder of Record is CDN.
Street Name Holder	a person who holds Common Stock of the Company in an account at a brokerage firm, bank, broker-dealer, trust, custodian or similar organisation.

Appendix A

FORM OF
CERTIFICATE OF AMENDMENT
TO THE FOURTH RESTATED
CERTIFICATE OF INCORPORATION OF
SEZZLE INC., A PUBLIC BENEFIT CORPORATION

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the [TITLE] of Sezzle Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

 RESOLVED: that the first sentence of Article IV of the Fourth Restated Certificate of Incorporation of this Corporation is hereby amended and restated by deleting the first sentence in its entirety and replacing it with the following two paragraphs:
“The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 750,000,000 shares of Common Stock, US$0.00001 par value per share (“Common Stock”), (ii) 300,000,000 shares of Common Prime Stock, US$0.00001 par value per share (“Common Prime Stock”) and (iii) 750,000,000 shares of Preferred Stock, US$0.00001 par value per share (“Preferred Stock”).

The foregoing amendment shall be effective as of [TIME] on [DATE] (the “Effective Time”). At the Effective Time, each [NUMBER] shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split shall be entitled to the rounding up of such fractional share to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined as a result of the Reverse Stock Split, as described above.”

    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on [______________________].
                        By:
                        Name:
                        Its: